Share-based Compensation	3 Months Ended
Dec. 31, 2024
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based Compensation
18.
SHARE-BASED COMPENSATION

Selected senior executives of Birkenstock management were given an opportunity to participate in the MIP of MidCo and to indirectly invest in MidCo by purchasing a partial limited partnership interest in, and becoming a limited partner of, BK LC Manco GmbH & Co. KG, a German limited partnership, which holds certain ordinary shares in MidCo, a Luxembourg limited liability company, which is the immediate parent of Birkenstock.

In March 2023, awards for 1,197,100 shares of BK LC Manco GmbH & Co. KG were granted in five separate tranches each representing 20% of the shares. The MIP is accounted for as equity-settled share-based payment transaction in scope of IFRS 2. The vesting periods are up to four years, with 20% of the awards vesting after each year of service provided. The last 20% vests only with an occurrence of an exit. As of the grant date, the Company deemed it more likely than not that an exit event would occur more than 12 months after the grant. Therefore, for the first 20% tranche, the occurrence of an exit event was accounted for as a market condition and was included in the grant date fair value of the awards. For the remaining tranches, the occurrence of an exit event was accounted for as a non-market vesting condition. The Company has considered several scenarios for the timing of the exit event and assigned appropriate probabilities to them.

The weighted average fair value of the awards granted under the MIP was €57.57.

The fair value at grant date was estimated using a DCF model and then a Black-Scholes option pricing model, weighted for the assigned probability of each exit event date scenario. The model takes into account, among other things, a self-investment as well as the potential development of Birkenstock's ordinary redeemable share price. The historical volatility was derived from a peer group. The ordinary redeemable share price of €72.23 was determined based on the following assumptions:

Grant date March 10, 2023
Average revenue growth rates (2023-2027) (%)	16.5%
Average EBITDA margin (2023-2027) (%)	31.0%
Terminal growth rate (2023-2027) (%)	1.5%
After-tax discount rate (%)	9.9%
Average capital expenditure investments	€85.8million
Dividend yield (%)	0.0%
Expected volatility (%)	34.4%
Expected time period (years) (weighted average of the assumed exit event date scenarios)	1.1
Risk free interest rate (%) (weighted average of the assumed exit event date scenarios)	3.2%

If an exit event of the Company, which is defined as initial public offering or sale, takes place during the vesting period, the entire award is immediately fully vested. Accordingly, the vesting period was variable and was subject to re-estimation each reporting date, based on expected timing of an exit event.

As the Company closed its IPO on October 13, 2023, the entire award fully vested during the three months ended December 31, 2023 and the Company recognized €0.5 million and €3.2 million of share-based compensation expenses related to the MIP in "Selling and distribution expenses" and "General and administrative expenses", respectively.